UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)

(419) 887-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 11, 2025, Dana Incorporated (“Dana”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Allison Transmission Holdings, Inc. (“Purchaser”) pursuant to which, on the terms and subject to the conditions therein, Dana agreed to sell, and Purchaser has agreed to acquire, Dana’s off-highway business (the “Business”), for a purchase price of $2.732 billion (the “Purchase Price”), subject to certain adjustments.

As described in greater detail in the Purchase Agreement, the Purchase Price will be (a) increased or decreased to the extent the amount of the Working Capital (as defined in the Purchase Agreement) of the Business as of immediately prior to the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) is higher or lower than the target working capital amount specified in the Purchase Agreement and (b) decreased by the amount of the Net Indebtedness (as defined in the Purchase Agreement) as of immediately prior to the Closing.

The Closing is subject to certain customary closing conditions, including (a) the receipt of specified consents, clearances, authorizations and approvals from governmental entities, (b) the absence of any order, injunction, or other judgment or law that makes illegal or prohibits the Closing, and (c) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Purchase Agreement. Under the Purchase Agreement, the Closing will occur (i) on the third Business Day (as defined in the Purchase Agreement) following the date during which all closing conditions have been satisfied or waived, with each of Dana and Purchaser having the right to defer the Closing to the first Business Day of the month following the month during which such date occurs, or (ii) such other date as Dana and Purchaser may agree. The Closing is not subject to a financing condition or to the approval of Dana’s or Purchaser’s stockholders and is projected to occur late in the fourth quarter of 2025, pending customary regulatory approvals.

The Purchase Agreement contains customary termination rights for each of Dana and Purchaser and further provides that, upon termination of the Purchase Agreement under certain specified circumstances, Purchaser will be required to pay Dana a termination fee of $120 million if the termination is due to failure of the transactions contemplated by the Purchase Agreement to have been completed by a specified outside date as a result of failure to obtain required approvals or clearances under, or as a result of an injunction or order relating to, competition and foreign investment laws. In the Purchase Agreement, Dana and Purchaser have made customary representations and warranties and have agreed to customary covenants relating to the sale. From the date of the Purchase Agreement until the Closing, Dana is required to use commercially reasonable efforts to conduct the Business in the ordinary course of business in all material respects and to comply with certain covenants regarding the operation of the Business. For five years following the Closing, neither Dana nor any of its subsidiaries or affiliates will directly or indirectly engage in certain activities competitive with the Business, as specified in the Purchase Agreement.

Subject to certain limitations, Dana and Purchaser have agreed to indemnify each other for losses arising from certain breaches of the Purchase Agreement and certain other liabilities.

The foregoing description of the Purchase Agreement, and the transactions contemplated thereby, including the sale of the Business, is included to provide investors with information regarding its terms. It does not purport to be a complete description and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

The Purchase Agreement governs the contractual rights between the parties in relation to the sale of the Business. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about Dana, Purchaser or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Dana, the Business, or Purchaser. The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Closing if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing these matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws to investors or security holders. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information, and the information in the Purchase Agreement should be considered in conjunction with the entirety of the factual disclosure about Dana in its public reports filed with the Securities and Exchange Commission. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Dana’s public disclosures.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and projections contained in this communication are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Dana’s current expectations, estimates, and projections about Dana’s industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” and similar expressions, and variations or negatives of these words. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the expected net cash proceeds from the proposed transaction and plans to repay debt and return capital to shareholders; the prospective performance and outlook of Dana’s business, performance and opportunities following the completion of the transaction, including the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause Dana’s actual results to differ materially and adversely from those expressed in any forward-looking statement. Such risks and uncertainties include, without limitation, risks related to the ability of the parties to complete the proposed transaction on the proposed terms and schedule, including obtaining required regulatory approvals; risks associated with the proposed transaction, such as that the expected benefits of the proposed transaction will not occur; risks related to future opportunities and plans for Dana, including uncertainty regarding the expected financial performance and results of Dana following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees, or suppliers; and the possibility that if Dana does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Dana’s shares could decline, as well as other risks related to Dana’s business. Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss additional important risk factors that could affect Dana’s business, results of operations and financial condition. The forward-looking statements in this communication speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits. The following item is filed with this report.

Exhibit No.	Description
2.1*	Stock Purchase Agreement, dated as of June 11, 2025, by and between Dana Incorporated and Allison Transmission Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

* Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Dana agrees to furnish supplementally a copy of any omitted schedules and/or exhibits to the Securities and Exchange Commission on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: June 13, 2025	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel and Secretary